Motley Fool Small-Cap Growth ETF
Schedule of Investments
May 31, 2026 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Aerospace & Defense - 6.8%
Hexcel Corp.	22,323	$ 2,004,382
Leonardo DRS, Inc. (a)	41,510	2,024,028
		4,028,410

Air Freight & Logistics - 4.3%
GXO Logistics, Inc. (b)	51,136	2,562,425

Banks - 5.5%
Live Oak Bancshares, Inc.	53,601	2,038,446
Towne Bank/Portsmouth VA	35,455	1,207,952
		3,246,398

Biotechnology - 4.3%
ADMA Biologics, Inc. (b)	96,557	770,525
Ultragenyx Pharmaceutical, Inc. (a)(b)	74,931	1,793,848
		2,564,373

Capital Markets - 5.6%
StoneX Group, Inc. (b)	29,028	3,290,324

Chemicals - 2.5%
Eastman Chemical Co.	19,427	1,473,926

Diversified Consumer Services - 3.6%
Frontdoor, Inc. (b)	34,105	2,116,897

Electronic Equipment, Instruments & Components - 6.5%
Evolv Technologies Holdings, Inc. (b)	346,768	2,236,654
IPG Photonics Corp. (a)(b)	14,168	1,622,519
		3,859,173

Financial Services - 3.2%
Toast, Inc. - Class A (a)(b)	71,669	1,865,544

Health Care Equipment & Supplies - 9.5%
Alphatec Holdings, Inc. (b)	208,832	1,618,448
Penumbra, Inc. (a)(b)	6,500	2,068,950
UFP Technologies, Inc. (a)(b)	8,754	1,926,755
		5,614,153

Health Care Providers & Services - 4.1%
HealthEquity, Inc. (b)	27,824	2,448,234

Hotels, Restaurants & Leisure - 3.0%
Wingstop, Inc. (a)	11,422	1,792,797

Industrial REITs - 2.4%
STAG Industrial, Inc.	37,935	1,436,598

Insurance - 2.0%
Goosehead Insurance, Inc. - Class A (b)	35,204		1,210,666

Oil, Gas & Consumable Fuels - 3.1%
Northern Oil & Gas, Inc.	83,533		1,818,513

Professional Services - 0.5%
Verra Mobility Corp. (b)	58,645		264,489

Retail REITs - 3.0%
Agree Realty Corp. (a)	23,846		1,768,181

Semiconductors & Semiconductor Equipment - 5.8%
SiTime Corp. (b)	3,397		2,412,549
Ultra Clean Holdings, Inc. (b)	11,972		1,024,444
			3,436,993

Software - 12.0%
LiveRamp Holdings, Inc. (b)	81,180		3,049,121
nCino, Inc. (b)	101,045		1,624,803
Q2 Holdings, Inc. (b)	50,922		2,411,157
			7,085,081

Specialty Retail - 2.5%
Warby Parker, Inc. - Class A (a)(b)	61,309		1,503,297

Trading Companies & Distributors - 8.6%
Herc Holdings, Inc. (a)	18,200		2,420,600
QXO, Inc. (a)(b)	98,376		1,696,986
SiteOne Landscape Supply, Inc. (a)(b)	9,196		998,686
			5,116,272
TOTAL COMMON STOCKS (Cost $54,512,209)			58,502,744

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 16.9%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.74% (c)	10,037,871		10,037,871
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $10,037,871)			10,037,871

TOTAL INVESTMENTS - 115.7% (Cost $64,550,080)			68,540,615
Liabilities in Excess of Other Assets - (15.7)%		(0.15717)	(9,309,215)
TOTAL NET ASSETS - 100.0%			$ 59,231,400

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	All or a portion of this security is on loan as of May 31, 2026. The fair value of these securities was $9,714,068.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of May 31, 2026.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Motley Fool Small-Cap Growth ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 58,502,744	$ –	$ –	$ 58,502,744
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	10,037,871
Total Investments	$ 58,502,744	$ –	$ –	$ 68,540,615

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.